UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2008 (Date of earliest event reported)

MICROFLUIDICS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

30 Ossipee Road
Newton, MA  02464

(Address of principal executive offices)

Telephone: (617) 969-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2008 (the “Effective Date”), Microfluidics International Corporation, a Delaware corporation (“MIC” or the “Company”), and its wholly owned subsidiary, Microfluidics Corporation, a Delaware corporation (“Microfluidics” and together with MIC, the “Borrower”) entered into an Amended and Restated Loan and Security Agreement (the “Amended Domestic Loan Agreement”) and an Amended and Restated Export-Import Bank Loan and Security Agreement (the “Amended Export-Import Loan Agreement” and together with the Amended Domestic Loan Agreement, the “Amended SVB Loan Agreement”) with Silicon Valley Bank (“SVB”).  Upon entering into the Amended SVB Loan Agreement, the Borrower amended and restated its existing Loan and Security Agreement and Export-Import Bank Loan and Security Agreement with SVB dated as of June 30, 2008 and July 2, 2008, respectively (collectively, the “Original SVB Loan Agreement”).

The Amended SVB Loan Agreement provides the Borrower with an accounts receivable line of credit (“Line of Credit”).  Borrowing availability is based on eligible accounts receivable and inventory (collectively, “Eligible Accounts and Inventory”) and the extension of credit is in the discretion of SVB.  Up to a maximum of $2,000,000 in the aggregate may be outstanding at any time under the Amended SVB Loan Agreement.  No more than $1,250,000 may be outstanding at any time under the Amended Export-Import Loan Agreement.  The Line of Credit expires on October 19, 2009.

The Borrower is obligated to pay a finance charge (the “Finance Charge”) on Eligible Accounts and Inventory on which advances (“Advances”) under the Line of Credit are based (“Financed Receivables”) that remain outstanding (the “Financed Receivable Balance”) equal to (a) the greater of (i) six percent (6.0%) and (ii) SVB’s most recently announced “prime rate,” even if it is not SVB’s lowest rate, plus two percent (2.0%) (collectively, the “Applicable Rate”) (b) divided by 360 (c) multiplied by the number of days each such Financed Receivable is outstanding (d) multiplied by the outstanding Financed Receivable Balance.  A Financed Receivable remains outstanding until the Advance based on such Financed Receivable has been fully paid.  The Finance Charge is payable when the Advance made based on such Financed Receivable is due pursuant to the terms of the Amended SVB Loan Agreement.  SVB’s current prime rate is 4.5%.  In the event of an Event of Default (as defined in the Amended SVB Loan Agreement), the Applicable Rate will increase an additional five percent (5.0%) per annum effective immediately upon the occurrence of such Event of Default.  Further, in the event of an Event of Default, SVB may demand that the Borrower immediately repay all Advances.

The Borrower is also obligated to pay to SVB a collateral handling fee equal to 0.5% per month of the Financed Receivable Balance for each Financed Receivable outstanding based upon a 360 day year (the “Collateral Handling Fee”).  This fee is charged on a daily basis which is equal to (a) the Collateral Handling Fee divided by 30 (b) multiplied by the number of days each such Financed Receivable is outstanding (c) multiplied by the outstanding Financed Receivable Balance.  The Collateral Handling Fee is payable when the Advance made based on such Financed Receivable is due pursuant to the terms of the Amended SVB Loan Agreement.  After an Event of Default, the Collateral Handling Fee will increase an additional 0.5% effective immediately upon the occurrence of such Event of Default.

In the event that the aggregate amount of Finance Charges and Collateral Handling Fees earned by SVB in any fiscal quarter under the Amended Domestic Loan Agreement and the Amended Export-Import Loan Agreement is less than the Minimum Finance Charge (as defined below) applicable to such agreement, Borrower is obligated to pay to SVB an additional finance charge equal to (i) the Minimum Finance Charge minus (ii) the aggregate amount of all Finance Charges and Collateral Handling Fees earned by SVB in such fiscal quarter.   Such additional finance charge shall be payable on the first day of the next fiscal quarter.  Minimum Finance Charge is defined as (a) under the Amended Domestic Loan Agreement, an amount equal to the Finance Charges and Collateral Handling Fees SVB would have earned during a particular fiscal quarter if the Financed Receivable Balance pursuant to the Amended Domestic Loan Agreement during such fiscal quarter was an amount equal to thirty percent (30.0%) of the facility amount ($2,500,000) for such agreement at all times, and (b) under the Amended Export-Import Loan Agreement, an amount equal to the Finance Charges and Collateral Handling Fees SVB would have earned during a particular fiscal quarter if the Financed Receivable Balance pursuant to the Amended Export-Import Loan Agreement during such fiscal quarter was an amount equal to thirty percent (30.0%) of the facility amount ($1,562,500) for such agreement at all times.

The Borrower paid to SVB a facility fee in the amount of $12,500 upon the execution of the Amended Export-Import Loan Agreement.

The Amended SVB Loan Agreement may be terminated by Borrower or SVB at any time.  Upon such termination, the Borrower must pay to SVB a termination fee in an amount equal to (a) for a termination that occurs on or prior to the date that is six (6) months after the Effective Date, $20,000 or (b) for a termination that occurs after the date that is six (6) months after the Effective Date, $10,000.

As of October 24, 2008, the Borrower had received Advances of $1,421,792 under the Amended SVB Loan Agreement.

Each Borrower executed a Promissory Note in favor of Silicon Valley Bank in connection with the Amended Export-Import Loan Agreement (collectively, the “Promissory Notes”).

The descriptions of the Amended Domestic Loan Agreement, the Amended Export-Import Loan Agreement and the Promissory Notes provided above are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this report and are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

                As noted above under Item 1.01, on October 20, 2008, the Borrower entered into the Amended SVB Loan Agreement to amend and restate the Original SVB Loan Agreement.  The information disclosed in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)                                 The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1	Amended and Restated Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.2	Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.3	Promissory Note (Export-Import), dated October 20, 2008, made by Microfluidics International Corporation in favor of Silicon Valley Bank.

10.4	Promissory Note (Export-Import), dated October 20, 2008, made by Microfluidics Corporation in favor of Silicon Valley Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROFLUIDICS INTERNATIONAL CORPORATION

By:	/s/ Brian E. LeClair
Name:	Brian E. LeClair
Title:	Executive Vice President and Chief Financial Officer

Dated: October 24, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.2	Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of October 20, 2008, among Silicon Valley Bank, Microfluidics International Corporation and Microfluidics Corporation.

10.3	Promissory Note (Export-Import), dated October 20, 2008, made by Microfluidics International Corporation in favor of Silicon Valley Bank.

10.4	Promissory Note (Export-Import), dated October 20, 2008, made by Microfluidics Corporation in favor of Silicon Valley Bank.